UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 2, 2021

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-221726	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

STOCK PURCHASE AGREEMENT

On June 2, 2021, FDCTech, Inc., a Delaware corporation (“FDCT” or the “Company” or “Buyer”), entered into a Stock Purchase Agreement (the “Agreement”) with the Shareholders of Genesis Financial, Inc., a Wyoming corporation (“GFNL” or “Seller”). Pursuant to the Agreement, the Company plans to acquire 100% of the issued and outstanding equity interests of GNFL, including its wholly-owned subsidiaries and other variable interest entities in consideration for 70,000,000 shares of the Company’s restricted common stock (the” “Securities”) valued at thirty-five Million U.S. Dollars ($35,000,000).

The Agreement closed upon its execution on June 2, 2021, whereby as of the date of this report, the Company owns 96% of the equity interest and voting power of GFNL. The Board composition post-acquisition shall compromise not more than five (5) directors, and one of the two nominees of the Seller shall act as chairman of the Buyer.

The foregoing description of the Purchase Agreement and the Acquisition is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2021.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 in this report on Form 8-K is incorporated by reference herein.

The Securities were issued without registration under the Securities Act based upon the private offering exemption provided under Section 4(a)(2) promulgated thereunder. No general solicitation or general advertising was used in connection with the issuance of the Securities.

Item 7.01	Regulation FD Disclosure.

The disclosure under Item 1.01 in this report on Form 8-K is incorporated by reference herein.

On June 7, 2021, the Company issued press a release announcing the execution of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1, to this report on Form 8-K and is incorporated by reference.

Information in this report on form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated as of June 7, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

June 7, 2021	By:	/s/ Mitchell Eaglstein
Date		Mitchell Eaglstein
Chief Executive Officer
(Principal Executive Officer)